SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities and Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Sec. 240.14a-ll(c) or Sec. 240.14a-12

Wilmington Funds

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Wilmington Funds

Wilmington Large-Cap Strategy Fund

Wilmington International Fund

Wilmington Global Alpha Equities Fund

Wilmington Real Asset Fund

Wilmington Diversified Income Fund

Wilmington Intermediate-Term Bond Fund

Wilmington Broad Market Bond Fund

Wilmington Short-Term Bond Fund

Wilmington Municipal Bond Fund

Wilmington New York Municipal Bond Fund

Wilmington U.S. Government Money Market Fund

Wilmington U.S. Treasury Money Market Fund

(Each a “Fund,” and collectively, the “Funds”)

1100 North Market Street

9th Floor

Wilmington, DE 19890

1-800-836-2211

September 20, 2018

Dear Shareholder:

I am writing to let you know that a special meeting of shareholders of the Funds of the Wilmington Funds (the “Trust”) will be held at 3:00 p.m. Eastern time on November 9, 2018, at the principal executive offices of Wilmington Funds Management Corporation, the investment advisor to the Trust, at 1100 North Market Street, 9th Floor, Wilmington, DE 19890. The purpose of the meeting is set forth in the formal Notice of Special Meeting of Shareholders following this letter. Included with this letter are the notice, a proxy statement and a proxy card.

Your vote is very important to us. To cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone. Simply call the toll-free number on your proxy card, enter the control number found on the card, and follow the recorded instructions. You may also vote your shares via the internet. Simply go to the website indicated on your proxy card, enter the 12 digit control number found on the front of your proxy card, and follow the instructions to cast your vote. If we do not hear from you after a reasonable amount of time, you may receive a call from our proxy solicitor, Broadridge Financial Solutions, Inc., reminding you to vote.

If you have any questions before you vote, please call Wilmington Funds Shareholder Services toll-free at 1-800-836-2211. Thank you for your participation in this important initiative.

Very truly yours,

Dominick J. D’Eramo

President, Wilmington Funds

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Wilmington Funds

Wilmington Large-Cap Strategy Fund

Wilmington International Fund

Wilmington Global Alpha Equities Fund

Wilmington Real Asset Fund

Wilmington Diversified Income Fund

Wilmington Intermediate-Term Bond Fund

Wilmington Broad Market Bond Fund

Wilmington Short-Term Bond Fund

Wilmington Municipal Bond Fund

Wilmington New York Municipal Bond Fund

Wilmington U.S. Government Money Market Fund

Wilmington U.S. Treasury Money Market Fund

(Each a “Fund,” and collectively, the “Funds”)

1100 North Market Street

9th Floor

Wilmington, DE 19890

1-800-836-2211

NOTICE OF SPECIAL MEETING OF

SHAREHOLDERS TO BE HELD ON

NOVEMBER 9, 2018

To Our Shareholders:

Notice is hereby given that a special meeting of the shareholders of the Funds of the Wilmington Funds (the “Trust”) will be held at 3:00 p.m. Eastern Time on November 9, 2018, at the principal executive offices of Wilmington Funds Management Corporation, the investment advisor to the Trust, at 1100 North Market Street, 9th Floor, Wilmington, DE 19890. The purpose of the Meeting is to vote on the following proposal:

1. To elect Nicholas A. Giordano, Robert H. Arnold, Gregory P. Chandler, Richard B. Seidel, and Donald E. Foley (the “Current Trustees”) as Independent Trustees of the Trust; and to elect Dominick J. D’Eramo (the “New Trustee”) as an Interested Trustee of the Trust.

It is not anticipated that any matters other than that listed above will be brought before the Meeting. If, however, any other business is properly brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated as proxies or otherwise as described in the attached Proxy Statement. Shareholders of record of each Fund at the close of business on September 7, 2018 are entitled to notice of, and to vote at, any such Meeting and adjournments thereof.

You are cordially invited to attend the Meeting. Shareholders are requested and encouraged to complete, date and sign the enclosed proxy card and return it promptly in the postage-paid envelope provided for that purpose. Alternatively, to vote via telephone or internet, please refer to the enclosed proxy card. If you intend to attend the Meeting in person, you may register your presence with the registrar and vote your shares in person, even if you have previously voted your shares by proxy. If you properly execute and return the enclosed proxy card in time to be voted at the Meeting, your shares represented by the proxy will be voted at the Meeting in accordance with your instructions. Unless revoked, proxies that have been executed and returned by shareholders without instructions will be voted in favor of the proposal.

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The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust (“Board” or “Trustees”), on behalf of each Fund.

The Board recommends that the shareholders of the Funds vote FOR the proposal.

By order of the Board of Trustees,

Lisa R. Grosswirth

Secretary, Wilmington Funds

September 20, 2018

ii

Wilmington Funds

Wilmington Large-Cap Strategy Fund

Wilmington International Fund

Wilmington Global Alpha Equities Fund

Wilmington Real Asset Fund

Wilmington Diversified Income Fund

Wilmington Intermediate-Term Bond Fund

Wilmington Broad Market Bond Fund

Wilmington Short-Term Bond Fund

Wilmington Municipal Bond Fund

Wilmington New York Municipal Bond Fund

Wilmington U.S. Government Money Market Fund

Wilmington U.S. Treasury Money Market Fund

(Each a “Fund,” and collectively, the “Funds”)

1100 North Market Street

9th Floor

Wilmington, DE 19890

1-800-836-2211

PROXY STATEMENT

DATED

SEPTEMBER 20, 2018

SPECIAL MEETING OF

SHAREHOLDERS TO BE HELD

ON

NOVEMBER 9, 2018

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or “Trustees”) of the Wilmington Funds (the “Trust”), on behalf of the Funds, for use at a special meeting of shareholders to be held at the principal executive offices of Wilmington Funds Management Corporation, (the “Advisor”) the investment advisor to the Trust, at 1100 North Market Street, 9th Floor, Wilmington, DE 19890, on November 9, 2018, at 3:00 p.m. Eastern Time, or at such later time made necessary by any and all adjournments or postponements thereof (the “Meeting”). This Proxy Statement, the Notice of Special Meeting and the proxy card are being mailed to shareholders of the Funds on or about September 30, 2018.

Each Fund provides periodic reports to its shareholders, which highlight relevant information about the Funds, including investment results and a review of portfolio investments. You may receive a copy of the Fund’s audited financial statements and annual report for its last completed fiscal year, and any subsequent semi-annual report to shareholders, free of charge, by calling 1-800-836-2211, by downloading it from the Trust’s website at www.wilmingtonfunds.com or by writing to Wilmington Funds, c/o BNY Mellon, P.O. Box 9828, Providence, RI 02940.

INTRODUCTION

ELECTION OF TRUSTEES

At the Meeting, each shareholder of the Trust will be asked to elect the following Trustees to hold office during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner than any of such events, until the next meeting of Shareholders called for the purpose of electing Trustees and until his successor is duly elected and qualified (the “Proposal”): Nicholas A. Giordano, Robert H. Arnold, Gregory P. Chandler, Richard B. Seidel, and Donald E. Foley (the “Current Trustees”); and Dominick J. D’Eramo (the “New Trustee”).

At the meeting of the Board held on September 6, 2018, the Board appointed the New Trustee to serve as Trustee effective immediately, subject to his election by the shareholders of the Trust. The Board also confirmed the appointment of the Current Trustees, subject to their election by the shareholders of the Trust. With the exception of Messrs. Chandler and Foley, all of the Current Trustees have previously been elected by the shareholders of the Trust. The New Trustee has not previously been elected by the shareholders of the Trust.

Two current members of the Board, John S. Cramer and Daniel R. Gernatt, are expected to resign their positions on the Board as of the date of the Meeting and are expected to serve as consultants to the Board.

SUMMARY OF PROPOSAL AND FUNDS AFFECTED

The shareholders of all of the Funds comprising separate series of the Trust will be entitled to vote at the Meeting on the proposal being presented for shareholder consideration. Pursuant to the Declaration of Trust of the Wilmington Funds (the “Declaration of Trust”), the shareholders of all of the Funds will vote together on the Proposal rather than on a fund-by-fund basis.

If shareholders of the Funds do not approve the Proposal, the Board will consider other alternatives. In addition, although the Trustees do not anticipate any other items of business being brought before the Meeting, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might properly be brought before the Meeting. Those persons intend to vote all proxies in accordance with their best judgment and in the interest of the Trust and each Fund.

THE PROPOSAL

At a meeting of the Board held on September 6, 2018, the Board confirmed the appointment of the Current Trustees, subject to their election by the shareholders of the Trust. The Board also appointed the New Trustee to serve as Trustee, subject to the election of the New Trustee by the shareholders of the Trust. Information about the Current Trustees is presented immediately below. Information about the New Trustee is presented beginning on page 10.

A. ELECTION OF CURRENT TRUSTEES

At the Meeting, shareholders of the Trust will be asked to elect the following Current Trustees: Nicholas A. Giordano, Robert H. Arnold, Gregory P. Chandler, Richard B. Seidel, and Donald E. Foley, to hold office during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner than any of such events, until the next meeting of Shareholders called for the purpose of electing Trustees and until their successors are duly elected and qualified. At the meeting of the Board on September 6, 2018, the Board, at the recommendation of the Trust’s Nominating and Governance Committee, appointed Messrs. Giordano, Arnold, Chandler, Seidel, and Foley to serve as Trustees, subject to their election by the shareholders of the Trust. The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of Messrs. Giordano, Arnold, Chandler, Seidel, and Foley. Messrs. Giordano, Arnold, Chandler,

Seidel, and Foley have indicated that they will continue to serve on the Board, and the Board has no reason to believe that Messrs. Giordano, Arnold, Chandler, Seidel, and Foley will become unavailable to continue to serve as Trustees. If the nominees are unavailable to serve for any reason, the persons named as proxies will vote for such other nominees nominated by the Independent Trustees.

Certain information regarding the current Trustees as well as the executive officers of the Trust is set forth below. Each Trustee listed below is not an “interested person” of the Trust, an investment adviser of a series of the Trust, nor the Underwriter within the meaning of the 1940 Act and is referred to as an “Independent Trustee”. Unless otherwise indicated, the address of each Trustee and Officer of the Trust as it relates to the Trust’s business is 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890.

CURRENT INDEPENDENT TRUSTEES

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Service	Principal Occupation(s) for Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee of Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Nicholas D. Giordano Birth Date: 3/43	Chairman and Trustee	Shall serve until death, resignation or removal. Trustee and Chairman since March 2012.	Consultant, financial services organizations (1997 to present).	12	The RBB Fund Inc. (19 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (body-worn devices); Director, Kalmar Pooled Investment Trust (through 6/17).

Robert H. Arnold Birth Date: 3/44	Trustee	Shall serve until death, resignation or removal. Trustee since March 2012.	Managing Director, R.H. Arnold & Co, Inc. (financial management consulting) (6/89 to present).	12	Trustee, First Potomac Realty Trust (real estate investment trust) (5/03 to 12/17); Director, Treasury Strategies, Inc. (private treasury consulting services) (6/01 to 6/16).

Gregory P. Chandler Birth Date: 12/66	Trustee	Shall serve until death, resignation or removal. Trustee since July 2017.	Chief Financial Officer, Emtec, Inc. (information technology services) (4/09 to present); President, GCVC Consulting (corporate governance consulting) (2008 to present).	12	Trustee, RBB Fund Series Trust (19 portfolios) (registered investment companies) (2012 to present); Director, Emtec, Inc. (8/2005 to present); Director, FS Investment Corporation (business development company) (2007 to present); Trustee, FS Energy Partners (business development company (2009 to present).

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Service	Principal Occupation(s) for Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee of Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Richard B. Seidel Birth Date: 4/41	Trustee	Shall serve until death, resignation or removal. Trustee since September 2003.	Chairman, Seidel & Associates (legal consulting) (1/14 to present); Chairman, Girard Private Investment Group (registered investment adviser) (1/14 to present); Chairman, Girard Capital (broker-dealer) (2010 to 2016); Chairman, Girard Partners, Ltd. (2010 to 2016).	12	Director, Tristate Capital Holdings (9/07 to present).

Donald E. Foley Birth Date: 8/51	Trustee	Shall serve until death, resignation or removal. Independent Trustee since August, 2018. Interested Trustee From December 2015 to August, 2018.	Director, BioSig Technologies (2015 to present); Director, AXA Equitable’s VIP Mutual Funds (2017 to present); Director, AXA Equitable (variable annuity) (2013 to present); Director, 1290 Mutual Funds (retail funds) (2013 to present); and Chairman and Director, Burke Rehabilitation Hospital Foundation (private hospital, research institute) (2005 to present).	12	Director, M&T Bank Corporation (commercial bank) (2011 to 2012); Chairman and Director, Wilmington Trust Corporation (commercial and trust bank) (2007 to 2011); Chairman, Director and President’s Council, Union College (private college) (2011 to 2015).

CURRENT EXECUTIVE OFFICERS

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Service	Principal Occupation(s) During the Past Five Years
Jeffrey M. Seling Birth Year: 1970	Assistant Treasurer and Vice President	Shall serve at the pleasure of the Board and until successor is elected and qualified. Assistant Treasurer since June 2013; Vice President since June 2007.	Administrative Vice President, M&T Bank; Chief Operations Officer, Wilmington Trust Investment Advisors, Inc. and Wilmington Funds Management Corporation; Assistant Treasurer, Wilmington Funds.

John C. McDonnell Birth Year: 1966	Chief Operations Officer	Shall serve at the pleasure of the Board and until successor is elected and qualified. Chief Operations Officer since June 2017; Vice President since June 2013.	Vice President, Wilmington Funds Management Corporation (2005 to present); Vice President Wilmington Trust Investment Advisors, Inc. (2012 to present); Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012).

Lisa Druelinger Birth Year: 1978	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve at the pleasure of the Board and until successor is elected and qualified. Chief Compliance Officer and AML Officer Since November 2017.

Chief Compliance Officer and Anti-Money Laundering Officer, Wilmington Funds; Administrative Vice President, M&T Bank.

Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2015-2017); Wilmington Funds Product Manager, Wilmington Trust Investment Advisors, Inc. (2013-2015); Institutional and Retirement Services Product Manager, Wilmington Trust (2011-2013).

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Service	Principal Occupation(s) During the Past Five Years
John J. Kelley Birth Year: 1959	Vice President	Shall serve at the pleasure of the Board and until successor is elected and qualified. Vice President since December 2016.	President of Wilmington Funds Management Corporation; Group Vice President and Chief Administrative Officer, Wilmington Trust Investment Advisors Inc.

Dominick J. D’Eramo Birth Year: 1964	President	Shall serve at the pleasure of the Board and until successor is elected and qualified. President since July 2018.	Senior Vice President and Head of Fixed Income, Wilmington Trust Investment Advisors, Inc.

Christopher W. Roleke Birth Year: 1972	Chief Financial Officer and Treasurer	Shall serve at the pleasure of the Board and until successor is elected and qualified. Chief Financial Officer and Treasurer since July 2013.	Managing Director; Fund Principal Financial Officer, Foreside Management Services, LLC (2011 to present).

Robert L. Tuleya Birth Year: 1974	Assistant Secretary and Vice President	Shall serve at the pleasure of the Board and until successor is elected and qualified. Assistant Secretary and Vice President since September 2018.	M&T Bank, Assistant General Counsel (2018 – present); Counsel (2017 – 2018); PNC Financial Services Group, Senior Counsel (2013 – 2017).

Lisa R. Grosswirth Atlantic Terminal Office Tower 2 Hanson Place, 12th Floor Brooklyn, NY 11217 Birth Year: 1963	Secretary	Shall serve at the pleasure of the Board and until successor is elected and qualified. Secretary Since September 2007.	Vice President, BNY Mellon Asset Servicing (2004 to present).

Richard J. Berthy Three Canal Plaza, Suite 100 Portland, ME 04101 Birth Year: 1958	Chief Executive Officer	Shall serve at the pleasure of the Board and until successor is elected and qualified. Chief Executive Officer since September 2007.	Chief Executive Officer, Foreside Financial Group, LLC (2012 to present).

BOARD LEADERSHIP STRUCTURE

The Board of Trustees is composed of six Independent Trustees and one interested trustee. Nicholas A. Giordano, Independent Trustee, serves as the Chairman of the Board and presides at meetings of the Board. Mr. Giordano regularly communicates with representatives of the Advisor and the Trust. Mr. Giordano leads the deliberative meetings of the Independent Trustees that are held outside of the presence of management personnel. The Independent Trustees are advised at these meetings, as well as at other times, by separate, independent legal counsel. Mr. Giordano may perform such other functions as may be requested by the Board from time to time. The Board believes that having a super-majority of Independent Trustees, coupled with an Independent Chairman, is appropriate and in the best interests of the Trust, given its specific characteristics.

The Trustees have the authority to take all actions necessary in connection with the business affairs of the Trust, including, among other things, approving the investment goals, policies and procedures for the Funds. The Trust enters into agreements with various entities to manage the day-to-day operations of the Funds, including with the Advisor, the sub-advisors, the administrator, the transfer agent, the distributor and the custodian. The Trustees are responsible for selecting these service providers, approving the terms of their contracts with the Funds, and exercising general oversight of these service providers on an ongoing basis.

The Board recommends that the shareholders re-elect each of Nicholas A. Giordano, Robert H. Arnold, and Richard B. Seidel, as Trustees of the Trust, with such elections to be effective as of the closing of the Meeting. The Board also recommends that the shareholders elect Gregory P. Chandler, Donald E. Foley, and Dominick J. D’Eramo as Trustees of the Trust, with such election to be effective as of the closing of the Meeting. The Board believes that it is in the best interests of the Trust to elect the Current Trustees and the New Trustee. Mr. D’Eramo would be considered an interested Trustee due to, among other things, his prior and existing relationships with WFMC and WTIA and their affiliates.

At its meeting on September 6, 2018, after extensive discussion, the Nominating and Governance Committee of the Trust determined to recommend to the full Board the Current Trustees and New Trustee for election to the Board of the Trust. Acting on that recommendation, at its September 6, 2018 meeting, the Board approved those nominations and called a meeting of the shareholders to allow the shareholders of the Trust to vote on the election and re-election of each of the nominees. Information about each nominee is set forth below. If elected by the shareholders, each Board member would serve on the Board and would oversee all of the series of the Trust, including any series that are established in the future.

COMMITTEES OF THE BOARD

Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Audit	Gregory P. Chandler, Chairman Nicholas A. Giordano Donald E. Foley	The purposes of the Audit Committee are to oversee the accounting and financial reporting processes of the Funds, the Funds’ internal control over financial reporting and the quality and integrity of the independent audit of the Funds’ financial statements. The Audit Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Funds’ independent registered public accountants, acts as a liaison between the independent registered public accountants and the Board and reviews the Funds’ internal audit function.	Four

Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Nominating and Governance	Richard B. Seidel, Chairman Robert H. Arnold	The Nominating and Governance Committee, whose members are all Independent Trustees, selects and nominates persons for election to the Trust’s Board when vacancies occur. The activities of Nominating and Governance Committee are governed by the Nominating and Governance Committee Charter, a copy of which is attached as Appendix A. The Nominating and Governance Committee will consider candidates recommended by shareholders, Independent Trustees, officers or employees of any of the Funds’ agents or service providers and counsel to the Trust. Any shareholder who desires to have an individual considered for nomination by the Nominating and Governance Committee must submit a recommendation in writing to the Secretary of the Trust, at c/o BNY Mellon, P.O. Box 9828, Providence, RI 02940. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Nominating and Governance Committee shall consider such factors as it deems appropriate. Those factors will ordinarily include integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.	Four

EXPERIENCE OF TRUSTEES

Described below for each Current Trustee are specific experiences, qualifications, attributes or skills that support a conclusion that he should serve as a Trustee of the Trust as of the date of this proxy statement and in light of the Trust’s business and structure. The role of an effective Trustee inherently requires certain personal qualities, such as integrity, as well as the ability to comprehend, discuss and critically analyze materials and issues that are presented so that the Trustee may exercise judgment and reach conclusions in fulfilling his or her duties and fiduciary obligations. It is believed that the specific background of each Current Trustee evidences those abilities and is appropriate to his serving on the Trust’s Board of Trustees. Further information about each Current Trustee is set forth in the table above describing the business activities of and other directorships held by each Current Trustee during the past five years.

Mr. Foley has served as a Trustee of the Trust since December 2015 and as an Independent Trustee since August 2018. He has significant experience related to the business and financial services industries, having previously served as an Advisory Member of the Trust and Investment Committee of M&T Bank, Wilmington Trust, National Association, and Wilmington Trust Company. He currently serves on the Board of Directors of AXA Equitable and 1290 Mutual Funds. He previously served as a Director of M&T Bank Corporation and M&T Bank and was Chairman and Chief Executive officer of Wilmington Trust Corporation from 2007 through 2011.

Mr. Arnold has served as an Independent Trustee of the Trust since March 2012. He has significant experience related to the business and financial services industries, being the managing director of R.H. Arnold & Co., Inc., a financial management consulting firm. He has also served as a trustee to other mutual fund complexes.

Mr. Chandler has served as an Independent Trustee of the Trust since July 2017. He has significant experience related to the business and financial services industries and currently serves as a Trustee to the RBB Fund Series Trust and as a Director to FS Investment Corporation. Mr. Chandler is also Chief Financial Officer of Emtec, Inc. He presently serves as Chairman of the Audit Committee of the Trust.

Mr. Giordano has served as an Independent Trustee of the Trust since March 2012. He has significant experience related to the business and financial services industries, having been Chief Executive Officer of the Philadelphia Stock Exchange. He is currently a consultant to financial service organizations and serves as a trustee to other mutual fund complexes. He presently serves as Chairman of the Board of the Trust.

Mr. Seidel has over 15 years of experience serving as an Independent Trustee of the Trust. That position has provided him with knowledge of the operations and business of the Trust and the Funds. Mr. Seidel has significant experience related to the financial services industry, having been Chairman of Seidel & Associates, a financial consulting firm, since 2014 and Chairman of Girard Private Investment Group, a registered investment advisor, since 2014. He presently serves as Chairman of the Nominating and Governance Committee of the Trust.

BOARD OVERSIGHT OF TRUST RISK

The Board has not established a formal risk committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. At each regular Board meeting, the “Advisor” reports to the full Board on actual and potential risks to the Funds and the Trust as a whole. In addition, as part of its regular quarterly reports to the Board about various matters, the Advisor reports to the Board on the various elements of risk, including investment risk, credit risk, liquidity risk and operational risk, as well as overall business risks relating to the Fund. In addition, the Audit Committee considers risks related to financial reporting and controls.

The Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board’s Independent Trustees and provides presentations to the Board at its quarterly meetings and an annual report to the Board concerning compliance matters. The CCO oversees the development and implementation of compliance policies and procedures that are reasonably designed to prevent violations of the federal securities laws (“Compliance Policies”). The Board has approved the Compliance Policies, which seek to reduce risks relating to the possibility of non-compliance with the federal securities laws. The CCO also regularly discusses the relevant risk issues affecting the Trust during private meetings with the Independent Trustees, including concerning the Advisor, as applicable.

SECURITY AND OTHER INTERESTS

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all registered investment companies overseen by the Trustee within the Fund complex, as of September 11, 2018.

BOARD MEMBER NAME	DOLLAR RANGE OF EQUITY SECURITIES OWNED IN THE FUNDS	AGGREGATE DOLLAR RANGE OF SHARES OWNED IN TRUST
Independent Board Members
Robert H. Arnold		Over $100,000
Wilmington U.S. Treasury Money Market Fund	$50,001 - $100,000
Wilmington Global Alpha Equities Fund	$50,001 - $100,000
Gregory P. Chandler		$10,001 - $50,000
Wilmington International Fund	$10,001 - $50,000
Nicholas A. Giordano		Over $100,000
Wilmington Intermediate-Term Bond Fund	Over $100,000
Wilmington Multi-Manager Real Asset Fund	Over $100,000
Richard B. Seidel		$10,001 - $50,000
Wilmington International Fund	$10,001 - $50,000
Donald E. Foley	None	None

As of the Record Date, the Fund’s Board and Officers as a group owned less than 1% of each Fund’s outstanding shares.

COMPENSATION

In addition to the fees below, the Trust reimburses the Independent Trustees for their related business expenses. The following table shows the fees paid to the Trustees during the fiscal year ended April 30, 2018.

TRUSTEE	AGGREGATE COMPENSATION FROM THE TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF THE TRUST EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM FUND COMPLEX PAID TO THE TRUSTEE
Donald E. Foley	$80,750	None	None	$80,750
Nicholas A. Giordano	$109,500	None	None	$109,500
Robert H. Arnold	$84,500	None	None	$84,500
Gregory P. Chandler	$70,250	None	None	$70,250
Richard B. Seidel	$92,000	None	None	$92,000

The Trust does not maintain any pension or retirement plans for the officers or Trustees of the Trust.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders who wish to communicate in writing with the Board or any Trustee may do so by sending their written correspondence addressed to the Board or the Trustee to Wilmington Funds, Attn: Lisa R. Grosswirth, c/o BNY Mellon, P.O. Box 9828, Providence, RI 02940.

REQUIRED VOTE

Approval of the Proposal requires a plurality of votes cast at a shareholders’ meeting at which quorum is present. According to the Trust’s Declaration of Trust, 33 1/3% of the shares present in person or represented by proxy and entitled to vote at a shareholders’ meeting shall constitute a quorum at such meeting for purposes of this vote.

As of September 7, 2018, the record date for the Special Meeting, more than 50% of the Trust’s outstanding shares are held in asset management, trust, custody or brokerage accounts with respect to which affiliates of the Advisor have voting discretion. Advisor expects shares held in such accounts will be voted in favor of the proposal.

The Board recommends that shareholders of the Funds vote FOR the election of the Current Trustees

B. ELECTION OF THE NEW TRUSTEE

At the Meeting, shareholders of the Trust will be asked to elect one new Trustee, Mr. Dominick J. D’Eramo, to hold office during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner than any of such events, until the next meeting of Shareholders called for the purpose of electing Trustees and until their successors are duly elected and qualified. At the meeting of the Board on September 6, 2018, the Board, at the recommendation of the Trust’s Nominating and Governance Committee, appointed Mr. D’Eramo to serve as Trustee subject to his election by the shareholders of the Trust. Mr. D’Eramo was appointed in order to fill a vacancy on the Board created by the resignation of Mr. Christopher D. Randall, such resignation to be effective upon the election and qualification of his successor. The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of Mr. D’Eramo. Mr. D’Eramo has indicated that he consents to serve on the Board, and the Board has no reason to believe that Mr. D’Eramo will become unavailable to serve as a Trustee. If Mr. D’Eramo is unavailable for any reason, the persons named as proxies will vote for such other nominees nominated by the Independent Trustees.

Certain information regarding the nominee is set forth below. Information regarding the Current Trustees as well as the executive officers of the Trust is set forth above under “Election of Current Trustees.” Mr. D’Eramo is an “interested person” of the Trust and the investment adviser of the Trust within the meaning of the 1940 Act. If elected, Mr. D’Eramo will be an Interested Trustee of the Trust. The address of Mr. D’Eramo, as it related to the business of the Trust, is 1100 North Market Street, 9th Floor, Wilmington, DE 19890.

INTERESTED TRUSTEE NOMINEE

Name and Date of Birth	Position(s) Held with the Trust	Term of Office	Principal Occupation(s) for the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Dominick J. D’Eramo Date of Birth: 1964	Nominated as Trustee. President of the Trust.	Shall serve as Trustee until death, resignation or removal. President since 2018.	Senior Vice President and Head of Fixed Income, WTIA; Group Vice President, WTIA (2014 - 2017); Administrative Vice President, WTIA (2012 – 2014). Portfolio Manager (since 1990).	12	None

Mr. D’Eramo is being nominated as an “Interested Trustee” by reason of his employment with WTIA and his position with WFMC, investment advisers to the Trust.

EXPERIENCE OF THE INTERESTED TRUSTEE NOMINEE

Described below for the New Trustee are specific experiences, qualifications, attributes or skills that support a conclusion that he should serve as a Trustee of the Trust as of the date of this proxy statement and in light of the Trust’s business and structure. The role of an effective Trustee inherently requires certain personal qualities, such as integrity, as well as the ability to comprehend, discuss and critically analyze materials and issues that are presented so that the Trustee may exercise judgment and reach conclusions in fulfilling his or her duties and fiduciary obligations. It is believed that the specific background of the New Trustee evidences those abilities and is appropriate to his serving on the Trust’s Board of Trustees. Further information about the New Trustee is set forth in the table above describing the business activities of and other directorships held by the New Trustee during the past five years.

Dominick J. D’Eramo, CFA, is a Senior Vice President and the Head of Fixed Income at WTIA. He is a member of the investment team primarily responsible for the day-to-day management of the Intermediate-Term Bond and Broad Market Bond Funds. Mr. D’Eramo has been affiliated with Wilmington Trust Corporation since 1986 and with WFMC since 1987 as a Fixed Income Trader. He was promoted to a Portfolio Manager in 1990. In 2007, he became Director of Institutional Fixed Income, responsible for all institutional fixed income products at WTIA.

SECURITY AND OTHER INTERESTS

The following table sets forth the dollar range of equity securities beneficially owned by Mr. D’Eramo in each Fund and in all registered investment companies within the Fund Complex, as of September 11, 2018.

NAME OF NOMINEE/FUND	DOLLAR RANGE SHARES OWNED IN THE FUNDS	AGGREGATE DOLLAR RANGE SHARES OWNED IN TRUST
INTERESTED TRUSTEE NOMINEE
Dominick J. D’Eramo		$50,001 - $100,000
Wilmington International Fund	$50,001 - $100,000

REQUIRED VOTE

Approval of the Proposal requires a plurality of the votes cast at a shareholders’ meeting at which quorum is present. According to the Trust’s Declaration of Trust, 33 1/3% of the shares present in person or represented by proxy and entitled to vote at a shareholders’ meeting shall constitute a quorum at such meeting for purposes of this vote.

As of September 7, 2018, the record date for the Special Meeting, more than 50% of the Trust’s outstanding shares are held in asset management, trust, custody or brokerage accounts with respect to which affiliates of the Advisor have voting discretion. Advisor expects shares held in such accounts will be voted in favor of the proposal.

The Board recommends the shareholders of the Funds vote FOR the election of the New Trustee.

OTHER BUSINESS

The Trustees know of no other business to be presented at the Special Meeting other than the Proposal, and do not intend to bring any other matters before the Special Meeting. However, if any additional matters should be properly presented, proxies will be voted or not voted as specified. Proxies reflecting no specifications will be voted in favor of the election of the Current Trustees and in favor of the election of the New Trustee and, as to any other matter properly coming before the meeting, in accordance with the judgment of the persons named in the proxy.

ADDITIONAL INFORMATION

PERIODIC REPORTS TO SHAREHOLDERS

Each Fund provides periodic reports to its shareholders, which highlight relevant information about the Funds, including investment results and a review of portfolio investments. You may receive a copy of the Fund’s audited financial statements and annual report for its last completed fiscal year, and any subsequent semi-annual report to shareholders, free of charge, by calling 1-800-836-2211, by downloading it from the Trust’s website at www.wilmingtonfunds.com or by writing to Wilmington Funds, c/o BNY Mellon, P.O. Box 9828, Providence, RI 02940.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP (“E&Y”), Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, has been selected by the Trustees, including a majority of the Independent Trustees, to serve as the Trust’s independent registered public accounting firm for the Trust’s fiscal year ending April 30, 2018. E&Y, in accordance with the Public Company Accounting Oversight Board’s Ethics and Independence Rule 3526, has confirmed to the Audit Committee that it is an independent registered public accounting firm with respect to the Trust and each series of the Trust. The Audit Committee has approved the engagement of E&Y as the Trust’s independent registered public accounting firm for the current fiscal year. A representative of E&Y will not be present at the Meeting. For each of the fiscal years ended April 30, 2017 and April 30, 2018, E&Y received “audit fees,” of $415,763 and $458,863, “audit-related fees,” of $0 and $0, “tax fees” of $170,058 and $169,194, and “all other fees” in the amounts of $0 and $0, respectively.1

Prior to the commencement of any engagement, the Audit Committee is required to approve the engagement of the independent registered public accounting firm to provide audit or non-audit services to the Funds, or to provide non-audit services to any investment adviser, sub-adviser or any entity controlling, controlled by, or under common control with the investment adviser or sub-adviser that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust. If action is required prior to the next Audit Committee meeting, the Chair of the Audit Committee may approve or deny the request on behalf of the Audit Committee or determine to call a meeting of the Audit Committee. If the Chair of the Audit Committee is unavailable, any other member of the Audit Committee to whom the Audit Committee has delegated authority may serve as an alternate for the purpose of approving or denying the request. All of the audit, audit-related and tax services described above for which E&Y billed the Trust fees for each of the fiscal years ended April 30, 2017 and April 30, 2018 were pre-approved by the Audit Committee.

There were no services rendered by E&Y to the Trust or its series for which the approval requirement was waived. During the same period, all services provided by E&Y to the Trust, its series, an investment adviser or adviser-affiliate that were required to be approved were approved as required. The Audit Committee has considered whether the provision of non-audit services that were rendered by E&Y to an investment adviser or an adviser-affiliate that were not approved (not requiring approval), if any, is compatible with maintaining E&Y’s independence.

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the Trust or its, and rendered to the Trust’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust for each of the fiscal years ended April 30, 2017 and April 30, 2018 were $0 and $0, respectively.

[1]

“Audit fees” are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. “Audit-related fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators. “Tax fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews. “All other fees” are fees for products and services provided to the Trust other than those reported under “audit fees,” “audit-related fees” and “tax fees.”

ADDITIONAL SERVICE PROVIDERS

The service providers currently engaged by the Trust with respect to the Funds to perform non-advisory services will continue to serve the Trust in the capacities indicated below:

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

Investment Advisor and Co-Administrator

Wilmington Funds Management Corporation

1100 N. Market Street

Wilmington, Delaware 19890

Transfer Agent, Co-Administrator, Accountant and Custodian

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, Delaware 19809

Legal Counsel

Stradley Ronon Stevens & Young, LLP

Financial Printers

RR Donnelley

VOTING AND SOLICITATION INFORMATION

Shareholders are entitled to one vote for each Fund share held at the close of business on September 7, 2018 (the “Record Date”). The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by the Fund. In addition to solicitation by mail, Trustees, certain officers and representatives of the Trust, directors, officers and employees of WFMC, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. The Trust also may engage a proxy services provider to assist it in its proxy solicitation efforts including solicitation of proxies by telephone, telegram or personally.

If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact the Trust at 1-800-836-2211.

SHAREHOLDERS SHARING THE SAME ADDRESS

If two or more shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this proxy statement to a shareholder at a shared address. Please call 1-800-836-2211, or write to Wilmington Funds, c/o BNY Mellon, P.O. Box 9828, Providence, RI 02940, to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

REVOCATION OF PROXY

Any proxy given by a shareholder is revocable until voted at the Meeting. Shareholders of a Fund giving a proxy have the power to revoke it by mail (addressed to the Secretary of the Trust, c/o BNY Mellon, P.O. Box 9828, Providence, RI 02940) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

QUORUM REQUIREMENT

Thirty-three and one-third percent of the shares present in person or represented by proxy and entitled to a vote at the Meeting shall constitute a quorum at the Meeting. When a separate vote by one or more Funds is required, 33 1/3% of the shares of each Fund present in person or represented by proxy and entitled to vote shall constitute a quorum at the Meeting of such Fund. The Meeting, whether or not a quorum is present, may be adjourned from time to time (and at any time during the course of the Meeting) by a majority of the votes cast by those shareholders present in person or by proxy, or by the chairperson of the meeting. Any adjournment may be with respect to one or more Proposals, but not necessarily all Proposals, to be voted or acted upon at the Meeting and any adjournment will not delay or otherwise affect the effectiveness and validity of a vote or other action taken at the Meeting prior to adjournment.

Proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be treated as votes cast. With respect to the Proposal, which requires approval by a plurality of the votes cast, abstentions and broker non-votes would have no effect.

SHAREHOLDINGS INFORMATION

Holders of record of the shares of the Funds on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting. As of the Record Date, each Fund had the following shares issued and outstanding:

FUND NAME	TOTAL SHARES OUTSTANDING
Wilmington Large-Cap Strategy Fund	22,070,628
Wilmington International Fund	72,233,759
Wilmington Global Alpha Equities Fund	13,728,746
Wilmington Real Asset Fund	21,370,887
Wilmington Diversified Income Fund	3,916,956
Wilmington Intermediate-Term Bond Fund	8,470,400
Wilmington Broad Market Bond Fund	55,174,606
Wilmington Short-Term Bond Fund	5,177,742
Wilmington Municipal Bond Fund	22,918,420
Wilmington New York Municipal Bond Fund	6,739,991
Wilmington U.S. Government Money Market Fund	6,115,385,135
Wilmington U.S. Treasury Money Market Fund	1,191,544,008

As of September 5, 2018, the following persons owned of record or beneficially 5% or more of the outstanding shares of any class of a Fund:

Fund/Class	Account Name and Address	% Owned of Class

LARGE-CAP STRATEGY FUND CLASS I	SEI PRIVATE TRUST COMPANY	55.53
	C/O M&TBANK/WTC ID 337
	ATTN: MUTUAL FUND ADMINISTRATOR
	ONE FREEDOM VALLEY DRIVE
	OAKS, PA 19456

	SEI PRIVATE TRUST COMPANY	17.94
	C/O WILMINGTON BANK ID 337
	ATTN: MUTUAL FUNDS ADMIN
	ONE FREEDOM VALLEY DRIVE
	OAKS, PA 19456

INTERNATIONAL FUND (formerly, Multi-Manager International Fund) CLASS A	SUBRAMONIAN SHANKAR	12.64
	NORCROSS GA 30092-1418

INTERNATIONAL FUND (formerly, Multi-Manager International Fund) CLASS I	SEI PRIVATE TRUST CO	41.70
	C/O M&T BANK ID337
	ATTN: MUTUAL FUNDS ADMINISTRATOR
	1 FREEDOM VALLEY DR
	OAKS PA 19456-9989

Fund/Class	Account Name and Address	% Owned of Class

	SEI PRIVATE TRUST CO	26.68
	C/O M&TBANK/WTC ID 337
	ATTN: MUTUAL FUND ADMINISTRATOR
	ONE FREEDOM VALLEY DRIVE
	OAKS, PA 19456

	SEI PRIVATE TRUST CO	11.06
	C/O M&T BANK ID337
	ATTN: MUTUAL FUNDS ADMINISTRATOR
	1 FREEDOM VALLEY DR
	OAKS PA 19456-9989

GLOBAL ALPHA EQUITIES FUND CLASS A	PERSHING LLC	25.05
	PO BOX 2052
	JERSEY CITY, NJ 07303-2052

	NATIONAL FINANCIAL SERVICES LLC	17.95
	499 WASHINGTON, BLVD
	JERSEY CITY, NJ 07310

	NATIONAL FINANCIAL SERVICES LLC	17.51
	499 WASHINGTON, BLVD
	JERSEY CITY, NJ 07310

	NATIONAL FINANCIAL SERVICES LLC	16.25
	499 WASHINGTON, BLVD
	JERSEY CITY, NJ 07310

	BNYM IS TRUST CO CUST	12.48
	SALLY HEALY IRA
	STAMFORD, CT 06902-3493

Fund/Class	Account Name and Address	% Owned of Class

GLOBAL ALPHA EQUITIES FUND CLASS I	SEI PRIVATE TRUST COMPANY	31.87
	C/O M&TBANK/WTC ID 337
	ATTN: MUTUAL FUND ADMINISTRATOR
	ONE FREEDOM VALLEY DRIVE
	OAKS, PA 19456

	SEI PRIVATE TRUST	19.07
	C/O M&T BANK ID 337
	ATTN: MUTUAL FUND ADMIN
	ONE FREEDOM VALLEY DRIVE
	OAKS, PA 19456

	SEI PRIVATE TRUST CO	16.60
	C/O M&T BANK ID 337
	ATTN: MUTUAL FUND ADMIN
	ONE FREEDOM VALLEY DR
	OAKS, PA 19456

REAL ASSET FUND (formerly, Multi-Manager Real Asset Fund) CLASS A	PERSHING LLC	9.97
	PO BOX 2052
	JERSEY CITY, NJ 07303-9998

	PERSHING	8.61
	PO BOX 2052
	JERSEY CITY, NJ 07303-2052

	MG TRUST COMPANY FBO	7.98
	CROWN POINT COMMUNITY SCHOOL 403(B)
	717 17th STREET
	SUITE 1300
	DENVER, CO 80202

	PERSHING LLC	6.80
	P.O. BOX 2052
	JERSEY CITY, NJ 07303-9998

REAL ASSET FUND (formerly, Multi-Manager Real Asset Fund) CLASS I	SEI PRIVATE TRUST COMPANY	33.92
	C/O M&T BANK ID 337
	ATTN: MUTUAL FUND ADMINISTRATOR
	ONE FREEDOM VALLEY DRIVE
	OAKS, PA 19456

	SEI PRIVATE TRUST COMPANY	30.26
	C/O M&TBANK/WTC ID 337
	ATTN: MUTUAL FUND ADMINISTRATOR
	ONE FREEDOM VALLEY DRIVE
	OAKS, PA 19456

	SEI PRIVATE TRUST COMPANY	16.98
	C/O M&T BANK ID 337
	ATTN: MUTUAL FUNDS ADMIN.
	ONE FREEDOM VALLEY DRIVE
	OAKS PA 19456

Fund/Class	Account Name and Address	% Owned of Class

DIVERSIFIED INCOME FUND CLASS I	SEI PRIVATE TRUST CO	44.40
	C/O M&T BANK ID337
	ATTN: MUTUAL FUNDS ADMINISTRATOR
	1 FREEDOM VALLEY DR
	OAKS PA 19456-9989

	SEI PRIVATE TRUST CO	42.47
	C/O M&T BANK ID337
	ATTN: MUTUAL FUNDS ADMINISTRATOR
	1 FREEDOM VALLEY DR
	OAKS PA 19456-9989

	PERSHING LLC	8.63
	P.O. BOX 2052
	JERSEY CITY, NJ 07303-9998

INTERMEDIATE-TERM BOND FUND CLASS A	UBS FINANCIAL SERVICES INC. FBO	19.01
	FIRST CONGREGATIONAL CHURCH
	IN CONCORD NEW HAMPSHIRE
	CONCORD NH 03301-5039

	KRISTEN R. WARD	9.55
	HOLLIDAYSBURG PA 16648-2929

	PERSHING LLC	6.45
	PO BOX 2052
	JERSEY CITY, NJ 07303-2052

INTERMEDIATE-TERM BOND FUND CLASS I	SEI PRIVATE TRUST COMPANY	50.00
	C/O M&TBANK/WTC ID 337
	ATTN: MUTUAL FUND ADMINISTRATOR
	ONE FREEDOM VALLEY DRIVE
	OAKS, PA 19456

	T ROWE PRICE RETIREMENT PLAN	20.54
	4515 PAINTERS MILL RD
	OWINGS MILLS MD 21117-4903

	SEI PRIVATE TRUST CO	15.59
	C/O M&T BANK ID337
	ATTN: MUTUAL FUNDS ADMINISTRATOR
	1 FREEDOM VALLEY DR
	OAKS PA 19456-9989

	SEI PRIVATE TRUST COMPANY	10.16
	C/O M&TBANK/WTC ID 337
	ATTN: MUTUAL FUND ADMINISTRATOR
	ONE FREEDOM VALLEY DRIVE
	OAKS, PA 19456

Fund/Class	Account Name and Address	% Owned of Class

BROAD MARKET BOND FUND CLASS A	SUBRAMONIAN SHANKAR	18.78
	NORCROSS GA 30092-1418

	PERSHING LLC	15.08
	P.O. BOX 2052
	JERSEY CITY, NJ 07303-9998

BROAD MARKET BOND FUND CLASS I	SEI PRIVATE TRUST CO	26.93
	C/O M&T BANK ID337
	ATTN: MUTUAL FUNDS ADMINISTRATOR
	1 FREEDOM VALLEY DR
	OAKS PA 19456-9989

	SEI PRIVATE TRUST CO	11.18
	C/O M&T BANK ID337
	ATTN: MUTUAL FUNDS ADMINISTRATOR
	1 FREEDOM VALLEY DR
	OAKS PA 19456-9989

	SEI PRIVATE TRUST CO	7.59
	C/O M&T BANK ID337
	ATTN: MUTUAL FUNDS ADMINISTRATOR
	1 FREEDOM VALLEY DR
	OAKS PA 19456-9989

SHORT-TERM BOND FUND CLASS A	PERSHING LLC	7.33
	P.O. BOX 2052
	JERSEY CITY, NJ 07303-9998

	PERSHING LLC	7.23
	P.O. BOX 2052
	JERSEY CITY, NJ 07303-9998

	PERSHING LLC	6.60
	P.O. BOX 2052
	JERSEY CITY, NJ 07303-9998

	PERSHING LLC	5.85
	P.O. BOX 2052
	JERSEY CITY, NJ 07303-9998

SHORT-TERM BOND FUND CLASS I	T. ROWE PRICE RETIREMENT PLAN	59.10
	4515 PAINTERS MILL ROAD
	OWINGS MILLS, MD 21117-4903

	SEI PRIVATE TRUST CO	15.76
	C/O M&T BANK ID337
	ATTN: MUTUAL FUNDS ADMINISTRATOR
	1 FREEDOM VALLEY DR
	OAKS PA 19456-9989

Fund/Class	Account Name and Address	% Owned of Class

	SEI PRIVATE TRUST CO	10.93
	C/O M&T BANK ID337
	ATTN: MUTUAL FUNDS ADMINISTRATOR
	1 FREEDOM VALLEY DR
	OAKS PA 19456-9989

	SEI PRIVATE TRUST CO	7.93
	C/O M&T BANK ID337
	ATTN: MUTUAL FUNDS ADMINISTRATOR
	1 FREEDOM VALLEY DR
	OAKS PA 19456-9989

MUNICIPAL BOND FUND CLASS A	PERSHING	5.36
	P.O. BOX 2052
	JERSEY CITY, NJ 07303-2052

	ZUPNIK FAMILY LLC	5.04
	CHEVY CHASE, MD 20815-4330

MUNICIPAL BOND FUND CLASS I	SEI PRIVATE TRUST COMPANY	63.79
	C/O M&TBANK/WTC ID 337
	ATTN: MUTUAL FUND ADMINISTRATOR
	ONE FREEDOM VALLEY DRIVE
	OAKS, PA 19456

	SEI PRIVATE TRUST COMPANY	12.61
	C/O M&T BANK ID337
	ATTN: MUTUAL FUNDS ADMINISTRATOR
	1 FREEDOM VALLEY DR
	OAKS PA 19456-9989

NEW YORK MUNICIPAL BOND FUND CLASS A	PERSHING LLC	19.38
	PO BOX 2052
	JERSEY CITY NJ 07303-2052

	PERSHING LLC	9.66
	PO BOX 2052
	JERSEY CITY NJ 07303-2052

	VANGUARD BROKERAGE SERVICES	7.34
	A/C 8364-4750
	PO BOX 1170
	VALLEY FORGE PA 19482-1170

NEW YORK MUNICIPAL BOND FUND CLASS I	SEI PRIVATE TRUST CO	23.19
	C/O M&T BANK ID337
	ATTN: MUTUAL FUNDS ADMINISTRATOR
	1 FREEDOM VALLEY DR
	OAKS PA 19456-9989

Fund/Class	Account Name and Address	% Owned of Class

	SEI PRIVATE TRUST CO	11.66
	C/O M&T BANK ID337
	ATTN: MUTUAL FUNDS ADMINISTRATOR
	1 FREEDOM VALLEY DR
	OAKS PA 19456-9989

	SEI PRIVATE TRUST CO	7.00
	C/O M&T BANK ID337
	ATTN: MUTUAL FUNDS ADMINISTRATOR
	1 FREEDOM VALLEY DR
	OAKS PA 19456-9989
U.S. GOVERNMENT MONEY MARKET FUND SERVICE CLASS	MANUFACTURERS & TRADERS	70.25
	TICE & CO 8TH FLOOR
	ATTN TR DEPT CASH MGMT CLERK
	PO BOX 1377
	BUFFALO NY 14240-1377

	PERSHING	28.34
	AS AGENT FOR BROKERAGE CUSTOMERS
	ATTN: CASH MANAGEMENT
	1 PERSHING PLAZA
	JERSEY CITY, NJ 07399-0002

U.S. GOVERNMENT MONEY MARKET ADMININSTRATIVE CLASS	MANUFACTURERS & TRADERS	100
	TICE & CO 8TH FLOOR
	ATTN TR DEPT CASH MGMT CLERK
	PO BOX 1377
	BUFFALO NY 14240-1377

U.S. GOVERNMENT MONEY MARKET FUND SELECT CLASS	MANUFACTURERS & TRADERS	77.45
	TICE & CO 8TH FLOOR
	ATTN TR DEPT CASH MGMT CLERK
	PO BOX 1377
	BUFFALO NY 14240-1377

	M&T BANK	13.60
	COMMERICAL SWEEP ACCOUNTS
	ATTN: SWEEP OPERATIONS
	626 COMMERCE DR
	AMHERST NY 14228-2307

	PERSHING LLC	7.30
	FOR EXCLUSIVE BENEFIT OF
	ITS CUSTOMERS
	1 PERSHING PLZ
	JERSEY CITY, NJ 07399-0002

Fund/Class	Account Name and Address	% Owned of Class

U.S. GOVERNMENT MONEY MARKET FUND INSTITUTIONAL CLASS	MANUFACTURERS & TRADERS	96.06
	TICE & CO 8TH FLOOR
	ATTN TR DEPT CASH MGMT CLERK
	PO BOX 1377
	BUFFALO NY 14240-1377

U.S. TREASURY MONEY MARKET FUND SERVICE CLASS	ARTHUR P. HERMAN	74.22
	SAN FRANCISCO CA 94118-1204

	ROBERT H. ARNOLD	25.78
	NEW YORK, NY 10021

U.S. TREASURY MONEY MARKET FUND ADMINISTRATIVE CLASS	MANUFACTURERS & TRADERS	99.76
	TICE & CO 8TH FLOOR
	ATTN TR DEPT CASH MGMT CLERK
	PO BOX 1377
	BUFFALO NY 14240-1377

U.S. TREASURY MONEY MARKET FUND SELECT CLASS	M&T BANK	46.26
	COMMERICAL SWEEP ACCOUNTS
	ATTN: SWEEP OPERATIONS
	626 COMMERCE DR
	AMHERST NY 14228-2307

	MANUFACTURERS & TRADERS	38.04
	TICE & CO 8TH FLOOR
	ATTN TR DEPT CASH MGMT CLERK
	PO BOX 1377
	BUFFALO NY 14240-1377

	PERSHING LLC	9.63
	FOR THE EXCLUSIVE BENEFIT OF
	ITS CUSTOMERS
	1 PERSHING PLZ
	JERSEY CITY NJ 07399-0002

As of the Record Date, Officers and Trustees of the Trust owned individually and together less than 1% of the outstanding states of the Trust and of each Fund (or class thereof).

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o BNY Mellon, P.O. Box 9828, Providence, RI 02940, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE MEETING

No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust, the Fund and the shareholders.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.

NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES

By Order of the Board of Trustees of the Wilmington Funds

Lisa R. Grosswirth

Secretary

APPENDIX A

Wilmington Funds

Nominating and Governance Committee Charter

The Nominating and Governance Committee (the “Committee”) of the Wilmington Funds (the “Trust”) shall be composed solely of Trustees who are not “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (individually, an “Independent Trustee” and collectively, the “Independent Trustees”). The Board of the Trust shall appoint the members of the Committee. The Chairman of the Committee shall be appointed by the Board.

Purpose. The mission of the Committee is to select and nominate for election to the full Board appropriate candidates for service as Trustees of the Trust. In addition, the mission of the Committee is to provide a forum for the Independent Trustees to address important issues of corporate governance for the Trust, including to make appropriate recommendations to the full Board regarding sound governance practices.

Meetings. Meetings of the Committee shall be held as necessary at such times and places as determined from time to time by the Chair of the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The Committee may meet by telephone and may act by unanimous written consent, including through electronic means. The Committee may adopt such rules, procedures or policies as it deems appropriate from time to time to facilitate the conduct of its business. The Committee shall report its activities to the full Board.

Nominating Responsibilities. The Committee shall select and nominate persons for election to the Board as and when vacancies occur or are reasonably anticipated, which nominees shall be presented to the Board for election, or nomination for election by shareholders, as the case may be.

The Committee will establish a Nomination and Appointment Policy pursuant to which it will consider nominations. The Committee will consider recommendations from Independent Trustees, officers or employees of any of the Fund’s agents or service providers, counsel to the Fund and Independent Trustees and qualifying fund shareholders. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate. The Committee shall make nominations to the Board for membership on all committees of the Board and shall review committee assignments at least annually as part of the annual Board self-evaluation.

Governance Responsibilities. The core philosophy of the Independent Trustees is an unwavering commitment to protecting the best interests of Trust shareholders. The Committee shall develop a set of practices to guide the Board and the Committee in considering governance issues, which are to be approved by the Board. In addition, the Committee shall have the following specific functions:

(1) to periodically review trustee compensation (including compensation for service on any committee) and recommend to the full Board any changes to that compensation;

(2) to periodically review Chief Compliance Officer compensation and recommend to the full Board any changes to that compensation;

(3) to conduct the annual self evaluation of the Board of the Trust and its committees as called for by the SEC fund governance rules;

(4) review and make appropriate recommendations to the Board when there is a material change in the status of a Trustee (e.g., due to health, outside commitments or other reasons);

(5) to annually review the Trust’s Fidelity bond and directors’ and officers’/errors and omissions insurance coverage and recommend to the full Board renewal of and/or changes to that coverage;

(6) to periodically review the independence of the Independent Trustees and make recommendations to the full Board when there is a material change in such independence;

(7) to periodically review and, as appropriate, recommend changes in Board governance policies, procedures and practices concerning the structure and operations of the Board;

(8) to review the independence of Independent Legal Counsel to the Independent Trustees;

(9) to annually review the size of the Board and its standing committees;

(10) to identify and recommend to the full Board individuals qualified to be Trustees;

(11) to recommend to the full Board nominees for standing committee members and standing committee chairpersons;

(12) to annually review the charters of Board standing committees;

(13) to annually review Trust management’s code of ethics; and

(14) to annually review continuing education needs of the Board.

Miscellaneous. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain and compensate special counsel, search and consulting firms and other experts, at the expense of the Trust or the appropriate Fund of the Trust.

Members of the Committee shall be compensated as determined by the Board.

The Committee shall review this Charter periodically and shall recommend any changes thereto to the full Board of the Trust. The approval of the full Board is required for the initial adoption of, and any material amendment to, this Charter.

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As amended June 8, 2016